Exhibit 99.2

GMS Quarterly Review Fiscal Q1 2019

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income and base business sales, including any management expectations or outlook for fiscal 2019 and beyond. In addition, statements regarding the markets in which the Company operates, our ability to continue to drive profitable growth while managing our business for the long-term and our ability to deliver record sales and strong earnings in fiscal 2019, demand trends and the anticipated benefits of our cost reduction plan, including future SG&A savings, the Titan acquisition, margin improvement, expected accretion and its expected contribution to the Company’s Adjusted EBITDA for the eleven months ending April 30, 2019, are forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; the possibility that the expected synergies and cost savings and financial impacts from the Titan acquisition will not be realized, or will not be realized within the expected time period; the risk that the GMS and Titan businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; our ability to efficiently manage and control our costs and the success of our previously announced cost reduction plan, and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 30, 2018. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to August 30, 2018. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. 2

Fiscal Q1 Highlights 3 We achieved record first quarter results Net sales increased 21.2% to a record $778.1 million Net sales base business growth of 6.1% Wallboard sales increased 11.6% (2.5% base) Ceiling sales increased 16.2% (8.1% base) Steel framing sales increased 23.4% (16.1% base) Other product sales increased 40.7% (4.6% base) Net income of $8.7 million, or EPS of $0.20 per diluted share Adjusted EBITDA increased 42.7% to $75.3 million Opened two greenfield locations in Philadelphia, PA and Frederick, MD on May 1, 2018 On June 1, 2018, acquired WSB Titan, establishing a 30 location footprint in Canada with LTM revenue of $485.6 million as of July 31, 2018 Successfully converted ~$23 million of existing equipment operating leases to capital leases on May 1, 2018 Implemented a strategic cost reduction plan to further improve our operational efficiency that is expected to generate annualized cost savings of approximately $20.0 million dollars On August 7, 2018, acquired Charles G. Hardy, Inc. in Paramount, California Activity across R&R, residential and non-residential end markets remains steady Other Highlights Fiscal Q1 2019 Highlights

Fiscal Q1 2019 Performance Adj. Gross Profit ($ mm) Fiscal Q1 2019 Adjusted Gross Profit & Margin (1) Adj. EBITDA ($ mm) Fiscal Q1 2019 Adjusted EBITDA (1) For a reconciliation of Adj. Gross Profit to Gross Profit, Adj. SG&A to SG&A and Adj. EBITDA to Net Income, the most directly comparable GAAP metrics, see Appendix. Fiscal Q1 2019 includes the $4.8 million favorable impact to Adjusted SG&A and Adjusted EBITDA related to the conversion of existing GMS equipment operating leases to capital leases. We have excluded this impact for comparability. Margin ex. Leases(2): 8.2% 9.1% +42.7% YOY Fiscal Q1 2019 Net Sales & Mix 4 23.8% 22.5% Fiscal Q1 2019 Adjusted SG&A (1) Net Sales ($ mm) Adj. SG&A ($ mm) +21.2% YOY 8.2% 9.7% SG&A% ex. Leases(2): 23.8% 23.2% -60 bps +90 bps $52.8 $75.3 $0 $10 $20 $30 $40 $50 $60 $70 Fiscal Q1 2018 Fiscal Q1 2019 $152.8 $175.3 $0 $25 $50 $75 $100 $125 $150 $175 Fiscal Q1 2018 Fiscal Q1 2019 $642.2 $778.1 $0 $100 $200 $300 $400 $500 $600 $700 $800 Fiscal Q1 2018 Fiscal Q1 2019 44% 16% 16% 24% 41% 15% 16% 28%

Attractive Capital Structure Post Titan transaction capital structure as of 7/31/18: Pro Forma leverage of 4.1x Net Debt / LTM Pro Forma Adj. EBITDA (1) Compares favorably to 6.0x Net Debt / LTM Pro Forma Adj. EBITDA (1) as of 4/30/14 and 4.3x pre-IPO Moody’s and Standard & Poor’s maintained current rating of B1/BB- FY19 Q1 capital structure reflects the following: The $627.0 million purchase of WSB Titan The conversion of existing GMS equipment operating leases to capital leases effective May 1, 2018 and the related increase to PP&E and debt accounts by ~$70 million Commentary Leverage Summary Net Debt / PF Adjusted EBITDA (1) See appendix for a reconciliation of Pro Forma Adjusted EBITDA. 5 4.3x 2.9x 2.8x 4.2x FY16 FY17 FY18 7/31/18 LTM ($ mm) 4/30/16 4/30/17 4/30/18 7/31/18 FYE FYE FYE LTM Cash and cash equivalents $19 $15 $36 $37 Asset-Based Revolver $102 $103 $ - $215 First Lien Term Loan 382 478 577 994 Second Lien Term Loan 160 - - - Capital Lease and Other 14 14 19 95 Total Debt $658 $595 $596 $1,304 PF Adj. EBITDA (1) $150 $198 $201 $304 Total Debt / PF Adj. EBITDA 4.4x 3.0x 3.0x 4.3x Net Debt / PF Adj. EBITDA 4.3x 2.9x 2.8x 4.2x

Leading Specialty Distributor Poised for Continued Growth 6 Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Market Leading Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on growth in Large, Diverse End Markets Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution National Scale Combined With Local Expertise Market Leader with Scale Advantages

Appendix

Summary Quarterly Financials 8 FY19 Business Days 1Q19 64 days 2Q19 65 days 3Q19 62 days 4Q19 63 days FY19 254 days Note: Fiscal year end April 30. Includes greenfields, which we consider extensions of “base business.” FY18 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions (In millions, except per share data) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 (Unaudited) Wallboard Volume (MSF) 914 929 826 878 3,548 985 Wallboard Price ($ / '000 Sq. Ft.) 311 $ 311 $ 312 $ 319 $ 313 $ 323 $ Wallboard 285 $ 288 $ 256 $ 280 $ 1,110 $ 318 $ Ceilings 100 102 90 96 387 116 Steel framing 105 103 97 107 412 129 Other products 153 155 142 153 603 215 Net sales 642 648 586 636 2,511 778 Cost of sales 437 436 390 430 1,693 533 Gross profit 205 212 195 206 819 245 Gross margin 31.9% 32.8% 33.4% 32.4% 32.6% 31.5% Operating expenses: Selling, general and administrative expenses 156 160 156 162 634 185 Depreciation and amortization 16 17 16 16 66 26 Total operating expenses 172 177 173 178 699 212 Operating income 33 36 23 28 119 33 Other (expense) income: Interest expense (8) (8) (8) (8) (31) (16) Change in fair value of financial instruments (0) (0) (0) (5) (6) (6) Write-off of discount and deferred financing costs (0) - - - (0) - Other income, net 0 1 1 1 2 1 Total other expense, net (7) (8) (7) (13) (35) (22) Income from continuing operations, before tax 25 28 15 15 84 11 Income tax expense (benefit) 10 10 (4) 5 21 3 Net income 15 $ 18 $ 20 $ 10 $ 63 $ 9 $ Business Days 64 65 62 63 254 64 Net Sales by Business Day 10.0 $ 10.0 $ 9.4 $ 10.1 $ 9.9 $ 12.2 $ Base Business Branches (1) (2) 206 206 207 207 207 209 Acquired Branches (2) - 4 5 7 7 37 Total Branches 206 210 212 214 214 246

Quarterly Cash Flows 9 ($ in millions) (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 Net income $ 15.3 $ 18.0 $ 19.7 $ 9.9 $ 63.0 $ 8.7 Non-cash changes & other changes (2.8) 13.3 14.9 35.3 60.8 7.1 Changes in primary working capital components: Trade accounts and notes receivable (12.9) (8.9) 36.4 (26.3) (11.8) (41.0) Inventories (3.3) (4.0) (16.3) (11.2) (34.8) (20.9) Accounts payable 9.5 5.1 (20.3) 17.1 11.4 (1.7) Cash provided by (used in) operating activities 5.9 23.5 34.4 24.9 88.6 (47.8) Purchases of property and equipment (5.5) (2.9) (5.0) (10.3) (23.7) (3.8) Proceeds from sale of assets 1.4 0.5 0.4 0.5 2.9 0.3 Acquisitions of businesses, net of cash acquired (3.1) (15.3) (5.2) (4.8) (28.3) (575.5) Cash (used in) investing activities (7.2) (17.7) (9.7) (14.6) (49.2) (579.0) Cash provided by (used in) financing activities 6.5 (5.8) (15.5) (2.8) (17.5) 627.3 Increase in cash and cash equivalents 5.2 0.0 9.2 7.5 21.9 0.4 Balance, beginning of period 14.6 19.7 19.8 28.9 14.6 36.4 Balance, end of period $ 19.7 $ 19.8 $ 28.9 $ 36.4 $ 36.4 $ 36.9 Historical

Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY18 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY19 vs. FY18 comparative period. 10 ($ in millions) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 (Unaudited) Base Business (1) (2) 642 $ 642 $ 579 $ 627 $ 2,490 $ 681 $ Acquisitions (2) - 6 7 8 21 97 Total Net Sales 642 $ 648 $ 586 $ 636 $ 2,512 $ 778 $ Total Net Sales Growth Wallboard 13.3% 6.9% 0.6% (0.8%) 4.8% 11.6% Ceilings 15.5% 19.0% 10.5% 9.3% 13.6% 16.2% Steel Framing 24.1% 7.4% 3.5% 6.8% 10.0% 23.4% Other Products 19.8% 10.2% 7.4% 5.6% 10.5% 40.7% Total Net Sales 16.8% 9.5% 4.1% 3.4% 8.3% 21.2% Base Business Sales Growth Wallboard 4.9% 3.0% (1.0%) (1.4%) 1.5% 2.5% Ceilings 10.6% 12.9% 7.4% 5.1% 9.0% 8.1% Steel Framing 10.0% 2.3% 3.6% 5.5% 5.4% 16.1% Other Products 10.0% 6.1% 7.2% 4.6% 7.0% 4.6% Total Base Business Net Sales 7.8% 5.1% 2.9% 2.0% 4.5% 6.1%

Quarterly Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q18	2Q18	3Q18	4Q18	FY18	1Q19
Net Income		$ 15,343	$ 18,023	$ 19,686	$ 9,919	$ 62,971	$ 8,650
Add: Interest Expense		7,500	7,917	7,871	8,107	31,395	16,188
Add: Write off of debt discount and deferred financing fees		74	-	-	-	74	-
Less: Interest Income		(23)	(26)	(44)	(84)	(177)	(236)
Add: Income Tax Expense (Benefit)		10,060	9,983	(4,488)	5,328	20,883	2,836
Add: Depreciation Expense		5,990	6,023	6,009	6,054	24,075	10,610
Add: Amortization Expense		10,355	10,690	10,481	9,928	41,455	15,712
EBITDA		$ 49,299	$ 52,610	$ 39,515	$ 39,252	$ 180,676	$ 53,760
Adjustments							
Stock appreciation rights expense (income)	(A)	590	642	631	455	2,318	334
Redeemable noncontrolling interests	(B)	866	164	340	498	1,868	531
Equity-based compensation	(C)	473	375	429	418	1,695	404
Severance and other permitted costs	(D)	205	113	7	256	581	4,836
Transaction costs (acquisition and other)	(E)	159	88	75	3,049	3,370	4,753
(Gain) loss on disposal of assets		(390)	(207)	(51)	139	(509)	(121)
Effects of fair value adjustments to inventory	(F)	-	187	89	48	324	4,129
Change in fair value of financial instruments	(G)	196	238	276	5,415	6,125	6,019
Secondary public offerings	(H)	631	-	894	-	1,525	-
Debt transaction costs	(I)	723	35	-	527	1,285	627
Total Add-Backs		$ 3,453	$ 1,635	$ 2,690	$ 10,805	$ 18,582	$ 21,512
Adjusted EBITDA (as reported)		$ 52,752	$ 54,245	$ 42,205	$ 50,057	$ 199,258	$ 75,272

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights.

F. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Mark-to-market adjustments for certain financial instruments

H. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

I. Represents costs paid to third party advisors related to debt refinancing activities

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LTM Net Income to Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA Reconciliation Commentary 12 Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents non-recurring expenses related specifically to the AEA acquisition of GMS Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Represents management fees paid to AEA, which were discontinued after the IPO Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies Represents the favorable impact to Adjusted EBITDA related to the conversion of existing GMS equipment operating leases to capital leases ( $ in 000s) 1Q19 LTM 2018 2017 2016 (Unaudited) Net Income 56,278 $ 62,971 $ 48,886 $ $ 12,564 Add: Interest Expense 40,083 31,395 29,360 37,418 Add: Write off of debt discount and deferred financing fees - 74 7,103 - Less: Interest Income (390) (177) (152) (928) Add: Income Tax Expense 13,659 20,883 22,654 12,584 Add: Depreciation Expense 28,696 24,075 25,565 26,667 Add: Amortization Expense 46,811 41,455 43,675 37,548 EBITDA 185,137 $ 180,676 $ 177,091 $ $ 125,853 Adjustments Stock appreciation rights expense (A) 2,062 2,318 148 1,988 Redeemable noncontrolling interests (B) 1,533 1,868 3,536 880 Equity-based compensation (C) 1,626 1,695 2,534 2,699 AEA transaction related costs (D) - - - - Severance and other permitted costs (E) 5,212 581 (157) 379 Transaction costs (acquisition and other) (F) 7,964 3,370 1,988 3,751 (Gain) loss on disposal of assets (240) (509) (338) (645) AEA management fee (G) - - 188 2,250 Effects of fair value adjustments to inventory (H) 4,453 324 946 1,009 Change in fair value of financial instruments (I) 11,948 6,125 382 - Secondary public offerings (J) 894 1,525 1,385 19 Debt transaction costs (K) 1,189 1,285 526 - Total Add-Backs 36,642 $ 18,582 $ 11,138 $ 12,330 $ Adjusted EBITDA (as reported) 221,779 $ 199,258 $ 188,229 $ 138,183 $ Contributions from acquisitions (L) 64,321 1,280 9,500 12,093 Pro Forma Adjusted EBITDA with Acquisitions 286,100 $ 200,538 $ 197,729 $ 150,276 $ Conversion of GMS Operating Leases (M) 17,926 Pro Forma Adjusted EBITDA 304,026 $

Reconciliation of Gross Profit to Adjusted Gross Profit GAAP Gross Profit Reconciliation Commentary Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value 13 (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY2018 1Q19 ($ in millions) Gross Profit - Reported 205.1 $ 212.3 $ 195.4 $ 205.8 $ 818.6 $ 244.8 $ Adjustments Effects of fair value adjustments to inventory (A) - 0.2 0.1 0.0 0.3 4.1 Gross Profit - Adjusted 205.1 $ 212.4 $ 195.5 $ 205.8 $ 818.9 $ 248.9 $ Gross Margin - Adjusted 31.9% 32.8% 33.4% 32.4% 32.6% 32.0%

Reconciliation of SG&A to Adjusted SG&A & Organic Adjusted SG&A

GAAP SG&A Reconciliation

(Unaudited) *($ in millions)*		1Q18	2Q18	3Q18	4Q18	FY2018	1Q19
SG&A - Reported		**$ 156.1**	**$ 159.9**	**$ 156.3**	**$ 161.6**	**$ 633.9**	**$ 185.4**
Adjustments							
Stock appreciation rights expense (benefit)	(A)	(0.6)	(0.6)	(0.6)	(0.5)	(2.3)	(0.3)
Redeemable noncontrolling interests	(B)	(0.9)	(0.2)	(0.3)	(0.5)	(1.9)	(0.5)
Equity-based compensation	(C)	(0.5)	(0.4)	(0.4)	(0.4)	(1.7)	(0.4)
Severance and other permitted costs	(D)	(0.2)	(0.1)	(0.0)	(0.3)	(0.6)	(4.8)
Transaction costs (acquisition and other)	(E)	(0.2)	(0.1)	(0.1)	(3.0)	(3.4)	(4.8)
Loss (gain) on disposal of assets		0.4	0.2	0.1	(0.1)	0.5	0.1
Secondary Public Offering	(F)	(0.6)	-	(0.9)	-	(1.5)	-
Debt Related Costs	(G)	(0.7)	(0.0)	-	(0.5)	(1.3)	0.6
SG&A - Adjusted		**$ 152.8**	**$ 158.7**	**$ 153.9**	**$ 156.3**	**$ 621.7**	**$ 175.3**
% of net sales		*23.8%*	*24.5%*	*26.3%*	*24.6%*	*24.8%*	*22.5%*
SG&A - Acquistions	(H)	$ -	$ 1.0	$ 1.2	$ 0.5	$ 54.6	$ 19.1
Organic Adjusted SG&A		**$ 152.8**	**$ 157.7**	**$ 152.7**	**$ 155.8**	**$ 567.1**	**$ 156.3**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights.

F. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

G. Represents costs paid to third party advisors related to debt refinancing activities

H. Represents SG&A incurred by any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year

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Q&A